UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

December 6, 2004

Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 6, 2004, the Compensation and Management Development Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Amgen Inc. ( “Amgen” or the “Company”) approved amendments to the Amgen Retirement and Savings Plan (As Amended and Restated Effective as of January 1, 2003) (the “Retirement and Savings Plan”), the Amgen Inc. Change of Control Severance Plan (the “Change of Control Plan”), the Amgen Inc. Executive Incentive Plan (the “EIP”) and amendment to (and restatement of) the Company’s Amended and Restated 1991 Equity Incentive Plan (the “1991 Plan”) and the corresponding amendments to (and restatements of) the Amgen Inc. Performance Award Program (the “Performance Award Program”) and the form of performance unit agreement under such program (the “Performance Unit Agreement”). Also on December 6, 2004, the Board approved the amendment to (and restatement of) the Amgen Inc. Director Equity Incentive Program (the “Director Program”). A description of these amendments and the amendments and restatements, as the case may be, follows below.

Fourth Amendment to the Retirement and Savings Plan.

The Fourth Amendment to the Retirement and Savings Plan, effective on the dates specified therein, provides for the merger of the Amgen Salary Savings Plan, which is a 401(k) plan that the Company assumed as a result of the acquisition of Tularik Inc. on August 13, 2004, into the Retirement and Savings Plan, effective as of the end of the business day of December 31, 2004, and the transfer of the assets of the trust for the Amgen Salary Savings Plan to the Retirement and Savings Plan trust on, or as soon as administratively practicable, after December 31, 2004. In connection with this merger, the amendment preserves certain provisions of the Amgen Salary Savings Plan for those account balances transferred to the Retirement and Savings Plan and it fully vests all Amgen Salary Savings Plan participant account balances, effective as of January 1, 2004. Finally, the amendment eliminates, effective March 31, 2005, annuity and certain forms of installment distribution options that were originally associated with the Amgen Salary Savings Plan. The form of this amendment is furnished with this report as Exhibit 10.1.

Fifth Amendment to the Change of Control Plan.

The Fifth Amendment to the Change of Control Plan, effective December 6, 2004, amends the plan to, among other things, eliminate the reference to the “Executive Committee” from the definition of “Group I Participants” and establishes that the Administration Committee (as defined in the Change of Control Plan) will designate which senior executive-level staff members of the Company will be deemed Group I Participants. Further, the amendment provides that staff members of Amgen SF, LLC, a wholly owned subsidiary of Amgen Inc. resulting from Amgen’s acquisition of Tularik Inc., who meet the eligibility criteria may participate in the plan and it incorporates into the definitions of Group II and Group III Participants certain new salary grades. The form of this amendment is furnished with this report as Exhibit 10.2.

First Amendment to the EIP.

The First Amendment to the EIP, effective December 6, 2004, amends the plan to eliminate the reference to the “Executive Committee” from the eligibility criteria. This change does not substantively modify the EIP’s eligibility criteria. The form of this amendment is furnished with this report as Exhibit 10.3.

Amendment and Restatement of the 1991 Plan and Corresponding Amendment and Restatement of the Performance Award Program and the Performance Unit Agreement.

The Amendment and Restatement of the 1991 Plan provides that shares of stock issued under such plan pursuant to stock bonus agreements or stock purchase agreements also may be issued in consideration for future services to be rendered to the Company or for its benefit. The corresponding amendment to (and restatement of) the Performance Award Program, a program operating under the 1991 Plan, also provides that performance units granted under such program may be issued in consideration for future services. The amendment to (and restatement of) the Performance Unit Agreement under such program conforms the agreement to the program that provides that the Compensation Committee shall determine the adequacy of consideration, not the Company’s Board. The form of this amendment and restatement of the 1991 Plan and the corresponding forms of the amendments to (and restatements of) the Performance Award Program and the Performance Unit Agreement are furnished with this report as Exhibits 10.4, 10.5, and 10.6, respectively.

Amendment and Restatement of the Director Program.

The amendment to (and restatement of) the Director Program, a program also operating under the 1991 Plan, provide that stock issued pursuant to restricted stock units (“RSUs”) granted under such program also may be issued in consideration for future services to be rendered to the Company or for its benefit and the number of shares underlying an RSU shall be calculated based on the closing price of the Company’s common stock on the date of grant of the RSU. The form of the amendment to (and restatement of) the Director Program is furnished with this report as Exhibit 10.7.

Grant of Restricted Stock.

Also on December 6, 2004, the Compensation Committee awarded, pursuant to a restricted stock purchase agreement, Dr. Dennis M. Fenton, Executive Vice President, Operations and Corporate Compliance Officer of the Company, 20,000 shares of restricted Common Stock of the Company in consideration of his payment of $2.00. The Company has a right to repurchase the restricted stock at the price paid by Dr. Fenton in the event that his employment is terminated for any reason. The Company’s repurchase option shall lapse with respect to the following number of shares on the following dates: 6,666 shares on December 6, 2005, 6,666 shares on December 6, 2006 and 6,668 shares on December 6, 2007.

Item 9.01. Financial Statements and Exhibits.

10.1	Fourth Amendment to the Amgen Retirement and Savings Plan (As Amended and Restated Effective as of January 1, 2003).

10.2	Fifth Amendment to the Amgen Inc. Change of Control Severance Plan.

10.3	First Amendment to the Amgen Inc. Executive Incentive Plan.

10.4	Amended and Restated 1991 Equity Incentive Plan (as of December 2004).

10.5	Amgen Inc. Performance Award Program (Amended and Restated Effective December 6, 2004).

10.6	Form of Performance Unit Agreement (Amended and Restated Effective December 6, 2004).

10.7	Amgen Inc. Director Equity Incentive Program (Amended and Restated Effective December 6, 2004).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: December 9, 2004	By:	/S/ BRIAN M. MCNAMEE
	Name:	Brian M. McNamee
	Title:	Senior Vice President, Human Resources

EXHIBIT INDEX

Exhibit Number	Document Description
10.1	Fourth Amendment to the Amgen Retirement and Savings Plan (As Amended and Restated Effective as of January 1, 2003).

10.2	Fifth Amendment to the Amgen Inc. Change of Control Severance Plan.

10.3	First Amendment to the Amgen Inc. Executive Incentive Plan.

10.4	Amended and Restated 1991 Equity Incentive Plan (as of December 2004).

10.5	Amgen Inc. Performance Award Program (Amended and Restated Effective December 6, 2004).

10.6	Form of Performance Unit Agreement (Amended and Restated Effective December 6, 2004).

10.7	Amgen Inc. Director Equity Incentive Program (Amended and Restated Effective December 6, 2004).